VIA EDGAR

March 13, 2026

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account B of Pacific Life Insurance Company
File No. 811-07859

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners, the annual reports dated December 31, 2025, for the underlying management investment companies listed in the table below. This filing is intended to satisfy the filing required by Rule 30b2-1(b) under the 1940 Act.

Investment Company	1940 Act Registration No.	CIK No.
American Funds Insurance Series	811-03857	0000729528
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Pacific Select Fund	811-05141	0000813900

Sincerely,

/s/ Alison Ryan
Alison Ryan
AVP & Managing Assistant General Counsel II
Pacific Life Insurance Company